                                                                   EXHIBIT 10.22


                                                                  [ALL AMERICAN]
                      SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of the 24th day of September, 1999, by and among ALL AMERICAN PIPELINE, L.P. ("Borrower"), PLAINS MARKETING, L.P. ("Marketing"), PLAINS ALL AMERICAN PIPELINE, L.P. ("Plains MLP"), and BANKBOSTON, N.A., as Administrative Agent (in such capacity, "Administrative Agent"), and the Lenders party hereto.

                              W I T N E S S E T H:

     WHEREAS, Borrower, Marketing, Plains MLP, Administrative Agent, and Lenders entered into that certain Credit Agreement dated as of November 17, 1998 (as amended, restated, or supplemented to the date hereof, the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make and made loans to Borrower as therein provided; and

     WHEREAS, Borrower, Marketing, Plains MLP, Administrative Agent, and Lenders desire to amend the Original Agreement for the purposes described herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                    ARTICLE I. -- Definitions and References

     (S) 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     (S) 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this (S) 1.2.

          "Amendment" means this Second Amendment to Credit Agreement.

          "Credit Agreement" means the Original Agreement as amended hereby.



                     ARTICLE II. -- Amendments and Consent

     (S) 2.1.  Amendments.

     (a) Clause (e) of the definition of "Permitted Investments" in Section 1.1 of the Original Agreement is hereby amended to read as as follows:

     "(e) Investments directly or indirectly by Restricted Persons in Unrestricted Subsidiaries in an aggregate amount not to exceed, at any one time outstanding, the sum of (i) $50,000,000, plus (ii) the amount of net proceeds from sales by Plains MLP of additional Partnership Interests (as such term is defined in the Partnership Agreement) made after September 15, 1999."

     (b) The following clause (e) is hereby added to Section 7.2 of the Original
Agreement:

          "(e) Liens under or with respect to accounts with brokers or counterparties with respect to Hedging Contracts consisting of cash, commodities or futures contracts, options, securities, instruments, and other like assets securing only Hedging Contracts permitted under Section 7.1;"

     (c) Clauses (e) through (m), inclusive, of Section 7.2 of the Original Agreement are hereby re-lettered as clauses (f) through (n), respectively.

     (d) The clause in Section 7.3(b)(v)(A) of the Original Agreement reading "long-term unsecured and unenhanced debt obligations rated AA or Aa2 or better," is hereby amended to read in its entirety as follows:

      "long-term unsecured and unenhanced debt obligations rated A or A2 or better,"

     (S) 2.2. Consent. Administrative Agent and each Lender hereby (i) approve the establishment by Marketing of a brokerage account with Cargill Investor Services, Inc. pursuant to Section 7.3(b) of the Credit Agreement and (ii) permit the execution, delivery, and performance by Marketing of Hedging Contracts with Enron Capital & Trade Resource Corp.

                  ARTICLE III. -- Conditions of Effectiveness

     (S) 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when Administrative Agent shall have received, at Administrative Agent's office: (a) a counterpart of this Amendment executed and delivered by Borrower, Marketing, Plains MLP, Administrative Agent, and Majority Lenders, and (b) a certificate of a duly authorized officer of General Partner to the effect that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness.


                 ARTICLE IV. -- Representations and Warranties

     (S) 4.1. Representations and Warranties of Plains MLP and Borrower. In order to induce Administrative Agent and Lenders to enter into this Amendment, Plains MLP and Borrower represent and warrant to Administrative Agent and each Lender that:

          (a) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that such representation and warranty was made as of a specific date.

          (b) Each Restricted Person is duly authorized to execute and deliver this Amendment, and Borrower is and will continue to be duly authorized to borrow and perform its obligations under the Credit Agreement. Each Restricted Person has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of their respective obligations hereunder.

          (c) The execution and delivery by each Restricted Person of this Amendment, the performance by each Restricted Person of its respective obligations hereunder, and the consummation of the transactions contemplated hereby, do not and will not conflict with any provision of law, statute, rule or regulation or of the constituent documents of any Restricted Person, or of any material agreement, judgment, license, order or permit applicable to or binding upon any Restricted Person, or result in the creation of any lien, charge or encumbrance upon any assets or properties of any Restricted Person, except in favor of Administrative Agent for the benefit of Lenders and other Permitted Liens. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by any Restricted Person of this Amendment or to consummate the transactions contemplated hereby.

          (d) When this Amendment has been duly executed and delivered, each of the Loan Documents, as amended by this Amendment, will be a legal and binding instrument and agreement of each Restricted Person, enforceable in accordance with its terms, (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency and similar laws applicable to creditors' rights generally and to general principles of equity).

                          ARTICLE V. -- Miscellaneous

     (S) 5.1. Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Loan Documents (including but not limited to each Guaranty), as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects by each Restricted Person to the extent a party thereto. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

     (S) 5.2. Ratification of Security Documents. Restricted Persons, Administrative Agent, and Lenders each acknowledge and agree that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and are secured indebtedness under, and are secured by, each and every Security Document to which any Restricted Person is a party. Each Restricted Person hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of the such Restricted Person described as Collateral in any Security Document.

     (S) 5.3. Survival of Agreements. All representations, warranties, covenants and agreements of the Restricted Persons herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder or under the Credit Agreement to Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, such Restricted Person under this Amendment and under the Credit Agreement.

     (S) 5.4. Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

     (S) 5.5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.

     (S) 5.6. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                              ALL AMERICAN PIPELINE, L.P.

                              By:   PLAINS ALL AMERICAN INC.,
                                    its general partner

                                    By: /s/ Michael R. Patterson
                                       -----------------------------
                                       Name:  Michael R. Patterson
                                       Title: Senior Vice President


                              PLAINS ALL AMERICAN PIPELINE, L.P.

                              By:   PLAINS ALL AMERICAN INC.,
                                    its general partner

                                    By: /s/ Michael R. Patterson
                                       -----------------------------
                                       Name:  Michael R. Patterson
                                       Title: Senior Vice President


                              PLAINS MARKETING, L.P.

                              By:   PLAINS ALL AMERICAN INC.,
                                    its general partner

                                    By: /s/ Michael R. Patterson
                                       -----------------------------
                                       Name:  Michael R. Patterson
                                       Title: Senior Vice President

                              BANKBOSTON, N.A.,
                              Administrative Agent, LC Issuer and Lender

                                    By: /s/ Terrence Ronan
                                       -----------------------------
                                       Terrence Ronan
                                       Director

                              ING (U.S.) CAPITAL LLC, Lender

                              By:   /s/
                                  ----------------------------------
                                  Name:
                                  Title:

                              FIRST UNION NATIONAL BANK, Lender

                              By: /s/ Robert R. Wetteroff
                                 -----------------------------------
                                 Name:  Robert R. Wetteroff
                                 Title: Senior Vice President

                              DEN NORSKE BANK ASA, Lender

                              By: /s/
                                 -----------------------------------
                                 Name:
                                 Title:

                              By: /s/
                                 -----------------------------------
                                 Name:
                                 Title:

                              MEESPIERSON CAPITAL CORP., Lender

                              By: /s/ Karel Louman
                                 -----------------------------------
                                 Name:  Karel Louman
                                 Title: Managing Director

                              By: /s/ Deirdre Sanborn
                                 -----------------------------------
                                 Name:  Deirdre Sanborn
                                 Title: Vice President

                              BANK OF SCOTLAND, Lender

                              By: /s/ Annie Glynn
                                 -----------------------------------
                                 Name:  Annie Glynn
                                 Title: Senior Vice President

                              CREDIT AGRICOLE INDOSUEZ, Lender

                              By: /s/ Dusine Gaspari
                                 -----------------------------------
                                 Name:  Dustin Gaspari
                                 Title: Assistant Vice President

                              By: /s/   Damien Meiburger
                                 -----------------------------------
                                 Name:  Damien Meiburger
                                 Title: Senior Vice President

                              UNION BANK OF CALIFORNIA, N.A., Lender

                              By:
                                 -----------------------------------
                                 Name:
                                 Title:

                              By:
                                 -----------------------------------
                                 Name:
                                 Title:

                              HIBERNIA NATIONAL BANK, Lender

                              By: /s/ David R. Reid
                                 -----------------------------------
                                 Name:  David R. Reid
                                 Title: Senior Vice President

                              WELLS FARGO BANK (TEXAS),
                              NATIONAL ASSOCIATION, Lender


                              By: /s/ Ann M. Rhoads
                                 -----------------------------------
                                 Name:  Ann M. Rhoads
                                 Title: Vice President

                                      15